Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated February 15, 2013
to Prospectuses dated May 1, 2012 for

PruLife® Custom Premier II Variable Universal Life Contracts
MPremierSM Variable Universal Life Contracts
VUL ProtectorSM Variable Universal Life Contracts

Effective on or about February 25, 2013 and approved by shareholder vote, the portfolios of the Advanced Series Trust (AST) that are listed below eliminate an existing contractual administrative services fee of 0.10% of the average daily net assets and replace it with a distribution and services (12b-1) fee that is also 0.10% of the average daily net assets.  Not all portfolios are available on all life insurance products.  Please see your current prospectus to determine which of the portfolios below apply to your life insurance contract.

Advanced Series Trust

AST Advanced Strategies	AST MFS Growth
AST BlackRock Global Strategies	AST Neuberger Berman Mid-Cap Growth
AST BlackRock Value	AST PIMCO Limited Maturity Bond
AST Moderate Asset Allocation (formally AST CLS Moderate Asset Allocation)
AST Cohen & Steers Realty	AST PIMCO Total Return Bond
AST Federated Aggressive Growth	AST Schroders Global Tactical
AST First Trust Balanced Target	AST Schroders Multi-Asset World Strategies
AST First Trust Capital Appreciation Target	AST Small-Cap Growth
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Value
AST J.P. Morgan International Equity	AST T. Rowe Price Asset Allocation
AST J.P. Morgan Strategic Opportunities	AST T. Rowe Price Global Bond
AST Large-Cap Value	AST T. Rowe Price Large-Cap Growth
AST Marsico Capital Growth	AST T. Rowe Price Natural Resources
AST MFS Global Equity	AST Wellington Management Hedged Equity

12B1SUP